THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund invests substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE").

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. Daiwa International Capital Management Corp. is the Fund's Investment Manager. The Fund utilizes a statistical and optimization stock selection process, known as the Daiwa Portfolio Optimization System ("DPOS"), developed by the Global Portfolio Research Department of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser. DSTC believes that, by using DPOS, it is able to identify undervalued securities of non-financial services companies. From time to time, DSTC may make refinements to its DPOS model, which may result in changes to its investment parameters.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to DSTC, the Fund's Administrator (the "Administrator") at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to PNC Bank, National Association (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or (302) 791-3425, or by writing PNC Bank, National Association, c/o The Japan Equity Fund, Inc., P.O. Box 8950, Wilmington, DE 19899.

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------
the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 1, 1997
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of the Board of Directors, to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1997.

BACKGROUND

    The objective of the Fund is to outperform its benchmark, which is the Tokyo Stock Price Index ("TOPIX") excluding its financial stocks (the "Benchmark"). The TOPIX includes approximately 1,300 stocks traded on the First Section of the Tokyo Stock Exchange ("TSE") weighted by their market value. The way in which the Fund seeks to meet its objective is to examine certain fundamental characteristics of every non-financial stock in the First Section of the TSE. These fundamental characteristics include, among others, earnings-to-price ratio and book-to-price ratio. The various fundamental characteristics are weighted by a method, known as the Daiwa Portfolio Optimization System ("DPOS"), which has been developed by Daiwa Securities Trust Company, the Fund's Investment Adviser. In this manner, the Fund seeks to identify currently undervalued stocks.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    The Nikkei 225 Average (the "Nikkei 225") closed at 16,459 on October 31, 1997, down 19.58% (in Yen terms) over the last twelve months, and down 14.06% since April 30, 1997. A large part of Japan's market decline may be attributed to the recent turmoil in the Asian markets. When Thailand moved from a fixed to a floating exchange rate system in July, its currency was devalued immediately, and a chain reaction of currency devaluations spread to other Asian countries. Consequently, these local stock markets fell by 40% to 50%. Forty percent of Japan's exports go to Asia, which equates to approximately 4% Gross Domestic Product ("GDP") growth for Japan, and the weakened Asian economies have put that figure at risk.

    Other reasons for poor stock market performance include a growing realization that Japan's consumption tax increase in April 1997 was more harmful to the already fragile domestic economy than initially recognized. The Fund's management expects Japan's growing fiscal crisis will thwart an economic stimulus package consisting of a supplementary budget of increased spending which has also been offered in the past. With few alternatives, Prime Minister Hashimoto must restructure the stagnant economy by fostering deregulation and competition, and as a result bankruptcies and mergers will be allowed to occur. Most analysts expect zero GDP growth in Japan for the year 1998.

    At this point, most of the negative news may have been factored into the stock market, and the Fund's management expects the current range of 15,000 - 17,000 will hold. Any significant rebound, however, will require a demonstrated ability from Japan's leaders to improve the domestic economy.

FUND PERFORMANCE

    As of October 31, 1997, the Fund's net assets were approximately $75.6 million, which represents a net asset value of $6.99 per share. During the fiscal year, the Fund paid a dividend of $0.6550 per share on December 27, 1996, and issued 19,826 new shares as a result of dividend reinvestment. Adjusting for this dividend payment, the time-weighted return on the Fund's net assets was -28.99% since the Fund's previous fiscal year-end on October 31, 1996. Over the same annual period, the Benchmark (the TOPIX less its financial firms component) return was -17.21%, as measured in U.S. Dollars.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The change in net asset value in U.S. Dollars depends on several factors; among them: (1) the percentage change in the Benchmark during the period; (2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and (4) dividends paid by the Fund during the measurement period.

    The investment process of the Fund, utilizing DPOS, may be divided into two parts: one part consists of calculations for estimating the "expected" return on any security, given its earnings, book value, dividend yield, stock price and the like. The other part constitutes risk and control procedures for reducing tracking error relative to the Benchmark. These risk control procedures include "constraints" on certain characteristics of the Fund's portfolio, such as constraints on sector holdings, so that the portfolio's characteristics do not differ significantly from those of the Benchmark. The risk control procedures also include a computation which finds the combination of securities which had minimum historical tracking error among portfolios which meet certain constraint, expected return and low turnover criteria.

    Since the above mentioned expected return calculation favors stocks with low price/earnings ratios, low price-to-book ratios, etc., the process generally selects what are called "value" stocks. Historically, value stocks have outperformed the market in Japan. Currently, however, value stocks have under-performed the market since the fourth quarter of 1996. Selection of stocks by value criteria alone will generally overweight a portfolio with stocks of smaller companies and lower price stocks than is found in the Benchmark portfolio. An analysis by the Fund's management shows that much of the under-performance of value stocks since the fourth quarter of 1996 has been due to under-performance of small capitalization stocks and lower-price stocks.

    In August 1997, the Fund's portfolio was modified to reflect a tightened constraint on small capitalization stocks, and a newly introduced constraint on lower price stocks, as compared to the Benchmark's holding of such stocks. The Fund's performance in September showed a reduced sensitivity to continued weakness in small capitalization and low price stocks. In October 1997, the Fund outperformed its Benchmark. The Fund's investment process continues to seek stocks which are attractively priced in terms of forecasted earnings and other fundamental variables, but the portfolio is now selected subject to the tightened constraints as described above.

    It is important to emphasize that it is not an objective of the Fund to predict changes in its Benchmark. Rather, the Fund's goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 1997, the proportion of the Fund's net assets invested in non-financial Japanese equities listed on the First Section of the TSE was 98.47%, while short term investments and other net assets represented 1.53%.

    Using the close of July 24, 1992 (the date upon which the Fund commenced operations) as the performance measurement starting point of 100, by the end of October, 1997, the Benchmark as measured in Yen equaled 111.28, whereas the Fund's portfolio for that same period equaled 106.46 in Yen (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in Yen terms, the Fund under-performed its Benchmark by 4.82 percentage points from commencement through October 31, 1997.

    At the end of October, 1997, the Benchmark, as measured in U.S. Dollars, equaled 117.40, whereas the value of the Fund's portfolio equaled 112.32 in U.S. Dollars (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in U.S. Dollar terms, the Fund

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
under-performed its Benchmark by 5.08 percentage points from commencement through October 31, 1997. The difference between Yen and Dollar performance reflects a favorable change for the Fund in the exchange rate, from Y126.900 per Dollar on July 24, 1992 to Y120.290 per Dollar on October 31, 1997.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 24 different industries. The Fund has relatively large weightings in Electrical Machinery (20.84% of net assets), Transportation Equipment (15.87%), Chemicals (9.11%), Pharmaceuticals (7.72%), Wholesale (7.42%), and Electric Power & Gas (7.36%).

    During the Fund's fiscal year ended October 31, 1997, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $6 7/8 per share on October 28, 1997 to a high of $11 3/4 on November 27, 1996. The Fund's NYSE market price closed at $7 3/8 per share on October 31, 1997.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the Fund's fiscal year ended October 31, 1997 ranged from a premium of 23.77% on October 3, 1997 to a discount of 3.85% on November 27, 1996, and ended the fiscal year at a premium of 5.51%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Dr. Harry Markowitz, winner of the 1990 Nobel Prize in Economic Sciences, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund's portfolio. Dr. Markowitz has been the Director of Research with Daiwa Securities Trust Company since 1990; Marvin Speiser Distinguished Professor of Finance and Economics, Baruch College 1982-1993 (currently, Distinguished Professor, Emeritus); and Research Director with Brignoli Models, Inc. from 1984 to 1989.

    We welcome your participation in The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

        [SIGNATURE]           [SIGNATURE]
HIDEAKI MATSUURA              HARRY M. MARKOWITZ
CHAIRMAN OF THE BOARD         PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.47%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
CHEMICALS--9.11%
   139,000  Denki Kagaku Kogyo Co., Ltd........  $    263,474
    47,000  Fuji Photo Film Co., Ltd...........     1,703,621
    33,000  Kansai Paint Co., Ltd..............        97,394
   281,000  Konica Corporation.................     1,401,671
    66,000  Mitsubishi Gas Chemical Co.,
             Inc...............................       229,904
   220,000  Mitsui Petrochemical Industries,
             Ltd...............................       813,900
   115,000  Nippon Kayaku Co., Ltd.............       504,801
   122,000  Okura Industrial Co., Ltd..........       329,634
   605,000  Showa Denko Co., Ltd.+.............     1,091,449
    12,000  Tenma Corporation..................       157,626
   121,000  Toagosei Co., Ltd..................       296,754
                                                 ------------
                                                    6,890,228
                                                 ------------
COMMUNICATION--0.94%
        84  NTT Corporation....................       712,308
                                                 ------------
CONSTRUCTION--3.58%
    51,000  Daiwa House Industry Co., Ltd......       491,832
       600  Kyudenko Corporation...............         3,846
   167,000  Sekisui House, Ltd.................     1,430,020
   140,000  SXL Corporation....................       523,756
       700  Toenec Corporation.................         2,613
    54,800  Tokyo Denki Komusho Co., Ltd.......       250,572
                                                 ------------
                                                    2,702,639
                                                 ------------
ELECTRIC POWER & GAS--7.36%
    15,200  Chugoku Electric Power Co., Inc....       247,678
    48,500  Hokkaido Electric Power Co.,
             Inc...............................       794,322

  SHARES                                            VALUE
----------                                       ------------

   134,800  Kyushu Electric Power Co., Inc.....  $  2,241,343
   119,300  Tokyo Electric Power Co., Inc......     2,281,166
                                                 ------------
                                                    5,564,509
                                                 ------------
ELECTRICAL MACHINERY--20.84%
     8,000  Advantest Corporation..............       661,762
    65,000  Canon Inc..........................     1,577,919
    48,000  Fuji Electric Co., Ltd.............       146,851
    17,000  Fujitsu Ltd........................       186,557
    65,000  Hitachi Ltd........................       499,855
    62,000  Hoshiden Co., Ltd.+................       572,141
    24,000  KOA Corporation....................       293,303
    29,400  Kyocera Corporation................     1,684,050
   171,000  Matsushita Electric Industrial Co.,
             Ltd...............................     2,871,680
    22,000  Matsushita Electric Works, Ltd.....       199,360
    55,000  Matsushita-Kotobuki Electronics
             Industries, Ltd...................     1,710,105
    29,000  Mitsumi Electric Co., Ltd..........       568,982
   189,000  NEC Corporation....................     2,074,074
    21,000  Nichicon Corporation...............       260,132
    23,000  Nippon Chemi-con Corporation.......        85,663
     2,000  Rohm Co., Ltd......................       197,863
     8,700  Sony Corporation...................       722,559
     9,000  TDK Corporation....................       746,727
    46,000  Tokyo Electric Co., Ltd.+..........       177,828
   115,000  Toshiba Corporation................       521,054
                                                 ------------
                                                   15,758,465
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FOODS--0.28%
    10,000  Kirin Brewery Co., Ltd.............  $     83,967
       800  Pokka Corporation..................         3,385
    26,000  Takara Shuzo Co., Ltd..............       126,882
                                                 ------------
                                                      214,234
                                                 ------------
GLASS & CERAMIC PRODUCTS--1.69%
   254,000  Chichibu Onoda Cement Co., Ltd.....       660,947
   105,000  INAX Corporation...................       457,414
    23,000  N.G.K. Spark Plug Co., Ltd.........       160,045
                                                 ------------
                                                    1,278,406
                                                 ------------
IRON & STEEL--3.58%
   554,000  Kobe Steel, Ltd.+..................       667,831
   297,000  Nippon Steel Co., Ltd..............       612,346
   470,000  Sumitomo Metal Industries, Ltd.....       941,680
    91,000  Yodogawa Steel Works, Ltd..........       484,940
                                                 ------------
                                                    2,706,797
                                                 ------------
LAND TRANSPORT--2.93%
       102  East Japan Railway Co..............       496,072
    71,000  Maruzen Showa Unyu Co., Ltd........       198,329
   100,000  Mitsui O.S.K. Lines, Ltd.+.........       160,452
       270  Nishi-Nippon Railroad Co., Ltd.....           808
   157,000  Seino Transportation Co., Ltd......     1,357,443
                                                 ------------
                                                    2,213,104
                                                 ------------
MACHINERY--1.13%
    51,000  Heiwa Corporation..................       856,466
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------

METAL PRODUCTS--1.52%
   103,000  Bunka Shutter Co., Ltd.............  $    381,053
    76,000  Hokkai Can Co., Ltd................       230,619
   114,000  Komai Tekko Inc....................       312,757
    32,000  Takada Kiko Co., Ltd...............       141,531
     9,000  Takuma Co., Ltd....................        79,312
       700  Yokogawa Bridge Corporation........         2,916
                                                 ------------
                                                    1,148,188
                                                 ------------
MINING--0.71%
    96,000  Nittetsu Mining Co., Ltd...........       537,922
                                                 ------------
NON-FERROUS METALS--2.19%
   524,000  Dowa Mining Co., Ltd...............     1,651,045
                                                 ------------
OTHER PRODUCTS--2.70%
    57,000  Itoki Crebio Corporation...........       194,289
    16,700  Nintendo Co., Ltd..................     1,443,904
    17,000  Sun Wave Corporation...............        79,428
    26,000  Toppan Printing Co., Ltd...........       326,392
                                                 ------------
                                                    2,044,013
                                                 ------------
PHARMACEUTICALS--7.72%
    71,000  Chugai Pharmaceutical Co., Ltd.....       570,786
   125,000  Daiichi Pharmaceutical Co., Ltd....     1,777,030
    31,000  Ono Pharmaceutical Co., Ltd........       909,756
   182,000  Shionogi & Co., Ltd................     1,106,056
    60,000  Yamanouchi Pharmaceutical Co.,
             Ltd...............................     1,476,493
                                                 ------------
                                                    5,840,121
                                                 ------------
PULP & PAPER--2.33%
    97,000  Chuetsu Pulp & Paper Co., Ltd......       218,539

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
PULP & PAPER (CONCLUDED)
    11,600  Daio Paper Corporation.............  $     79,272
   268,000  Nippon Paper Industries Co.,
             Ltd...............................     1,466,051
                                                 ------------
                                                    1,763,862
                                                 ------------
RETAIL--2.87%
    10,000  Heiwado Co., Ltd...................        92,281
    20,000  Ito-Yokado Co., Ltd................       994,305
    56,000  Kasumi Co., Ltd....................       264,904
    29,000  Nissho Corporation.................       240,853
    41,500  Parco Co., Ltd.....................       202,178
     5,000  Seven Eleven Co., Ltd..............       374,112
                                                 ------------
                                                    2,168,633
                                                 ------------
RUBBER PRODUCTS--0.72%
    25,000  Bridgestone Corporation............       540,383
                                                 ------------
SERVICES--0.15%
       310  Nippon Television Network
             Corporation.......................       110,305
                                                 ------------
TEXTILE & APPAREL--1.42%
    25,000  Gunze, Ltd.........................        73,783
    35,000  Ichikawa Woolen Textile Co.,
             Ltd...............................        79,727
   121,000  Nippon Felt Co., Ltd...............       409,419
   156,000  Teijin Ltd.........................       512,283
                                                 ------------
                                                    1,075,212
                                                 ------------
TRANSPORTATION EQUIPMENT--15.87%
   115,000  Aichi Machine Industry Co., Ltd....       409,195
   170,000  Daihatsu Motor Co., Ltd............       818,307
   410,000  Fuji Heavy Industries, Ltd.........     1,632,706
    30,000  Honda Motor Co., Ltd...............     1,010,101
    47,000  Iseki & Co., Ltd.+.................        84,400

  SHARES                                            VALUE
----------                                       ------------

    41,000  Mitsuba Electric Manufacturing Co.,
             Ltd...............................  $    238,600
   249,000  Mitsubishi Heavy Industries,
             Ltd...............................     1,223,419
   427,000  Nissan Motor Co., Ltd..............     2,275,487
    42,000  Toyota Auto Body Co., Ltd..........       356,154
   142,000  Toyota Motor Corporation...........     3,954,774
                                                 ------------
                                                   12,003,143
                                                 ------------
WAREHOUSING--0.93%
   141,000  Sumitomo Warehouse Co., Ltd........       699,813
                                                 ------------
WAREHOUSING & HARBOR TRANSPORT SERVICES--0.48%
    80,000  Kamigumi Co., Ltd..................       362,472
                                                 ------------
WHOLESALE--7.42%
   320,000  Marubeni Corporation...............     1,000,291
    32,000  Nagase & Co., Ltd..................       162,281
   419,000  Nichimen Corporation...............       916,133
    90,000  Nichimo Co., Ltd...................       175,832
    10,000  Ryosan Co., Ltd....................       193,707
    33,000  Sangetsu Co., Ltd..................       534,979
   100,000  Sanrio Co., Ltd.+..................       744,066
    22,000  Sanshin Electronics Co., Ltd.......       298,125
   118,000  Seiko Corporation..................       618,032
    85,000  Sun Telephone Co., Ltd.............       346,261
   118,000  Tomen Corporation..................       198,163
   111,000  Toyota Tsusho Corporation..........       425,415
                                                 ------------
                                                    5,613,285
                                                 ------------
Total Japanese Common Stocks
  (Cost--$89,889,420)..........................    74,455,553
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.05%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--0.05%
       $40  Bank of New York, 3.60% due 11/3/97
             (Cost--$39,737)...................  $     39,737
                                                 ------------
Total Investments--98.52%
  (Cost--$89,929,157)..........................    74,495,290

Other assets less liabilities--1.48%...........     1,122,764
                                                 ------------

NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $6.99 per share)--100.00%....................  $ 75,618,054
                                                 ------------
                                                 ------------

------------------------

   +  Non-income producing securities.

-------------------------------------------
TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
OCTOBER 31, 1997
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electrical Machinery...............    20.84%
Transportation Equipment...........    15.87
Chemicals..........................     9.11
Pharmaceuticals....................     7.72
Wholesale..........................     7.42
Electric Power & Gas...............     7.36
Iron & Steel.......................     3.58
Construction.......................     3.58
Land Transport.....................     2.93
Retail.............................     2.87

-------------------------------------------
TEN LARGEST COMMON STOCK POSITIONS HELD
OCTOBER 31, 1997
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Toyota Motor Corporation...........     5.23%
Matsushita Electric
 Industrial Co., Ltd...............     3.80
Tokyo Electric Power Co., Inc......     3.02
Nissan Motor Co., Ltd..............     3.01
Kyushu Electric Power Co., Inc.....     2.96
NEC Corporation....................     2.74
Daiichi Pharmaceutical Co., Ltd....     2.35
Matsushita-Kotobuki Electronics
 Industries, Ltd...................     2.26
Fuji Photo Film Co., Ltd...........     2.25
Kyocera Corporation................     2.23

See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost-$89,929,157)........................    $  74,495,290
  Cash denominated in foreign currency
   (cost-$787,866)...........................          788,749
  Interest and dividends receivable..........          292,788
  Receivable for securities sold.............          145,322
  Prepaid expenses...........................           21,217
                                                 -------------
    Total assets.............................       75,743,366
                                                 -------------
LIABILITIES
  Payable to investment manager..............           24,912
  Payable to administrator...................           12,314
  Accrued expenses and other liabilities.....           88,086
                                                 -------------
    Total liabilities........................          125,312
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................          108,157
  Paid-in capital in excess of par value.....      109,162,882
  Accumulated net realized loss on
   investments...............................      (18,221,023)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (15,431,962)
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  75,618,054
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $        6.99
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $145,008).................................    $     822,398
  Interest...................................            4,996
                                                 -------------
    Total investment income..................          827,394
                                                 -------------
EXPENSES:
  Investment management fee and expenses.....          329,052
  Administration fee.........................          167,746
  Custodian fees and expenses................          119,290
  Reports and notices to shareholders........           74,877
  Audit and tax services.....................           56,925
  Legal fees and expenses....................           46,863
  Directors' fees and expenses...............           37,514
  Insurance expense..........................           29,477
  Amortization of organizational expenses....           29,142
  Transfer agency fee and expenses...........           19,743
  Other......................................           38,884
                                                 -------------
    Total expenses...........................          949,513
                                                 -------------
NET INVESTMENT LOSS..........................         (122,119)
                                                 -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (18,221,023)
  Net realized foreign currency transaction
   losses....................................           (8,371)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      (12,729,929)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................           15,064
                                                 -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................      (30,944,259)
                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ (31,066,378)
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1997              1996
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $    (122,119)    $     (54,371)
  Net realized gain (loss) on:
    Investments..............................      (18,221,023)        7,398,313
    Foreign currency transactions............           (8,371)         (215,519)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      (12,729,929)       (5,716,978)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           15,064            19,335
                                                 -------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................      (31,066,378)        1,430,780
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............       (7,071,290)       (7,222,517)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................          178,930           203,106
    Exercise of rights issued................         --              26,502,050
                                                 -------------     -------------
  Net increase in net assets derived from
   capital stock transactions................          178,930        26,705,156
                                                 -------------     -------------
  Net increase (decrease) in net assets......      (37,958,738)       20,913,419
NET ASSETS:
  Beginning of year..........................      113,576,792        92,663,373
                                                 -------------     -------------
  End of year................................    $  75,618,054     $ 113,576,792
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First Section of the Tokyo Stock Exchange and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement dated July 17, 1992 with Daiwa International Capital Management Corp. (the "Manager"). Daiwa Securities Trust Company ("DSTC" or the "Adviser") acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated July 17, 1992 between the Manager and DSTC. For such investment services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 70% is paid by the Manager to DSTC.

    Brokerage commissions of $281,611 were paid by the Fund to Daiwa Securities Co. Ltd., an affiliate of the Manager and DSTC, in connection with portfolio transactions during the year ended October 31, 1997. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 1997, investment management fees and expenses include expenses of $4,401 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the sub-custodian. During the year ended October 31, 1997, DSTC earned $49,721, excluding sub-custodian fees and expenses, as compensation for its custodial services to the Fund.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    At October 31, 1997, the Fund owed $12,314 and $3,695 to DSTC for administration and custodian fees, excluding sub-custodian fees and expenses, respectively.

    During the year ended October 31, 1997, the Fund paid or accrued $44,863, for legal services in connection with the Fund's ongoing operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1997 was substantially the same as the cost of securities for financial statement purposes. At October 31, 1997, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $15,433,867 was composed of gross appreciation of $2,010,617 for those investments having an excess of value over cost, and gross depreciation of $17,444,484 for those investments having an excess of cost over value. For the year ended October 31, 1997, total aggregate purchases and sales on portfolio securities, excluding short-term securities, were $56,767,627 and $64,303,752, respectively.

    At October 31, 1997, the Fund had a capital loss carryover of $18,221,023, which expires in 2005.

    To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1997, $186,676 was reclassified from accumulated net investment loss, $28,270 was reclassified from distributions in excess of net realized gains on investments and $214,946 was charged to paid-in capital in excess of par value.

CAPITAL STOCK

    There are 30,000,000 shares of $0.01 par value common stock authorized. During the years ended October 31, 1997 and 1996, 19,826 and 15,985 shares were issued, respectively, as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 10,815,688 shares of the Fund outstanding at October 31, 1997, Daiwa Securities America Inc., an affiliate of the Manager and DSTC, owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                                 --------------------------------------------------------------
                                                                    1997         1996         1995         1994         1993
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year............................      $ 10.52      $ 11.47      $ 14.86      $ 14.69       $ 9.93
                                                                 ----------   ----------   ----------   ----------   ----------
Net investment loss...........................................       (0.01)       (0.01)       (0.01)       (0.03)       (0.05)
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions................................       (2.86)         0.19       (1.90)         1.75         4.81
                                                                 ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting from
 operations...................................................       (2.87)         0.18       (1.91)         1.72         4.76
                                                                 ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign currency
   transactions...............................................       (0.66)       (0.67)       (1.48)       (1.09)       --
                                                                 ----------   ----------   ----------   ----------   ----------
Dilutive effect of rights offering............................       --           (0.43)       --           (0.42)       --
                                                                 ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in excess of par
 value........................................................       --           (0.03)       --           (0.04)       --
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..................................       $ 6.99      $ 10.52      $ 11.47      $ 14.86      $ 14.69
                                                                 ----------   ----------   ----------   ----------   ----------
                                                                 ----------   ----------   ----------   ----------   ----------
Per share market value, end of year...........................      $ 7.375     $ 10.375     $ 12.875     $ 15.000     $ 13.625
                                                                 ----------   ----------   ----------   ----------   ----------
                                                                 ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of year, assuming
   reinvestment of dividends+.................................      (23.76)%     (13.55)%      (4.21)%       22.10%       43.42%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends+........................      (28.73)%      (1.18)%     (13.86)%       11.88%       47.94%
Ratios and supplemental data:
  Net assets, end of year (in millions).......................       $ 75.6       $113.6       $ 92.7       $119.6       $ 88.3
Ratios to average net assets of:
  Expenses....................................................         1.03%        0.90%        0.97%        0.93%        1.18%
  Net investment loss.........................................       (0.13)%      (0.04)%      (0.07)%      (0.19)%      (0.34)%
Portfolio turnover............................................        61.75%       33.89%       28.35%       30.76%       25.42%
Average commission rate per share.............................     $ 0.0237     $ 0.0325      N/A          N/A          N/A

--------------------------
  + For the years ended October 31, 1996 and 1994, the total investment return includes the benefit of shares resulting from the exercise of rights.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders
and Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 4, 1997

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1997) as to the federal tax status of distributions received by you during such fiscal year. Accordingly, the Fund is hereby advising you that of the $0.6550 per share distribution paid during the fiscal year, on December 27, 1996, $0.0420 represented an ordinary income dividend, and $0.6130 represented a long-term capital gain distribution. This distribution was taxable for the calendar year 1996.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 1997.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 5, 1997, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon. Proposals (1) and (2) were passed and Proposal (3) did not pass due to a lack of affirmative votes as required.

    (1) To elect two Class I Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

                             NUMBER OF SHARES/VOTES

                                  PROXY AUTHORITY
NAME OF DIRECTOR       VOTED FOR     WITHHELD      NON-VOTES
---------------------  ---------  ---------------  ---------
Katsunari Rembutsu*    5,999,135       148,582     4,667,970
Martin J. Gruber       6,011,014       136,703     4,667,970

    In addition to the two Directors re-elected at the Meeting, Austin C. Dowling, Robert F. Gurnee, Harry M. Markowitz and Frederick W. Zuckerman* were the other members of the Board who continued to serve as Directors of the Fund.

    (2) To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1997.

                             NUMBER OF SHARES/VOTES

VOTED FOR  VOTED AGAINST  ABSTENTIONS  NON-VOTES
---------  -------------  -----------  ---------
5,983,725      104,722        59,270   4,667,970

    (3) Approval of an amendment to the Fund's investment restrictions to permit the Fund to lend portfolio securities.

                             NUMBER OF SHARES/VOTES

VOTED FOR  VOTED AGAINST  ABSTENTIONS  NON-VOTES
---------  -------------  -----------  ---------
2,324,662      273,978     3,549,077   4,667,970

------------------------
* Mr. Rembutsu and Mr. Zuckerman are no longer Directors of the Fund. Mr. Rembutsu resigned as Chairman and as a Director in September, 1997 and Mr. Zuckerman passed away in September, 1997. Mr. Hideaki Matsuura was elected in September, 1997 as the Fund's Chairman and a Director and Mr. David G. Harmer was elected as a Director in December, 1997 by the remaining members of the Board to replace Mr. Rembutsu and Mr. Zuckerman, respectively. Under the Fund's By-Laws, both Mr. Matsuura and Mr. Harmer must stand for election as Directors at the next Annual Meeting of Stockholders, which will be held in June, 1998.

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Harry M. Markowitz
--------------------------------------------
OFFICERS

Harry M. Markowitz
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa International Capital Management Corp.

INVESTMENT ADVISER
Daiwa Securities Trust Company

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PNC Bank, National Association

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 1997

-------------------------

                                     [LOGO]

-------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa International Capital
  Management Corp.
INVESTMENT ADVISER
Daiwa Securities Trust Company